Supplement dated February 14, 2001
                          to the
      Buffalo Funds Prospectus dated July 31, 2000

Effective February 14, 2001, in addition to its Investment Counsel duties, Kornitzer Capital Management, Inc. became the Manager of Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc.

Also effective is a change to the "Conducting Business with the Buffalo Funds" section. The Buffalo Funds now authorize Telephone Redemption Privileges up to $25,000 for shareholders who have requested this privilege in writing. Redemptions over $25,000 must be submitted in writing, signed by all registered owners and be signature guaranteed by an "eligible guarantor institution" as defined on page 18 of the Prospectus.